Unique Loan ID	Final Current Event Level	Current Exceptions	Collection Comments
400001	3	[3] Payment History Not Available	It appears that the loan will perform. Pay history was not available for review. Comments reflect no evidence of delinquency during the review period.
400002	3	[3] Payment History Not Available
It appears that the loan may perform with intervention. The loan is due for 9/8/13; no payments were received during the available review period. The pay history and collection commentary provided were limited due to a service transfer occurring. Reason for default is unknown. This loan is in collection with no evidence of foreclosure activity. No active loss mitigation efforts are evident. The borrower previously filed for a chapter 13 bankruptcy (case number XXX) on 8/XX/10 which was dismissed 12/XX/10.

400003	1		It appears that the loan will perform. The loan is due for 3/1/2014 with last payment received on 2/1/2014. There is no evidence of delinquency.
400004	2	[2] Currently Delinquent Mortgage
It appears this loan may perform with intervention.  The loan is due for 01/01/2014; most recent payment received on 12/27/2013.  Reason for delinquency is unknown.  Borrower did state on 02/13/2014 that will be able to bring the loan current with tax return by the end of the week. Multiple instances of delinquency on the account were cured by the borrower without assistance. Notes on 05/21/2013 reflect the interest only period was extended for one year.

400005	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 12/18/13. Reason for default it loss of income. The borrower was able to bring their account current without loss mitigation assistance on 01/30/14; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

400007	1
It appears the loan will perform. The loan is due for 02/01/2014 and the last payment was made on 01/14/2014. RFD is curtailment of income. Per notes from 04/05/2013, the borrower lost his business and they have a lot of medical bills. The borrower was approved for a loan modification on 04/XX/2013. The borrower has been current since the modification. There is no evidence of delinquent taxes or title issues. There is no evidence of property damage, and no BPO value is available in the notes.

400008	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is due for 01/01/2014; the last payment was received on 01/22/2014. The reason for default was cited as reduced income per notes dated 06/04/2013. The account is currently in collections. Comments indicate a discharged Chapter 7 bankruptcy prior to the review period. There are no loss mitigation options being actively explored. A non-HAMP modification was completed on 07/XX/2013 which lowered the interest rate to 3% with a 7/1 ARM and an interest only period for 10 years. The term was extended back out to 360 months with a rate cap at 6%. The property is currently occupied by the borrower as per notes on 06/04/2013.

400009	1
It appears that this loan will perform. The account is due for 2/1/2014, with the last payment received on 1/13/14.  The reason for default is unemployment/business failure.  The loan terms were modified on 10/XX/13 advancing due date from 9/1/13 - 12/1/13.

400010	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/24/14. Reason for default is unknown. The borrower was able to bring their account current without loss mitigation assistance on 12/27/13; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

400011	1		It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/03/14. There is no evidence of delinquency during the review period.
400012	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party
It appears the loan will perform. The loan is due for 05/01/2014; the most recent payment was received on 04/11/2014. The reason for delinquency was cited as curtailment of income. The loan was approved for a short-term 60 month modification with a contribution amount of $5222.76.  On 02/XX/2014 the loan was modified; effective 02/XX/2014.  The property incurred water damages. Commentary dated 01/29/2014 reflects that all damages were repaired. A final draw in the amount of $3748.38 was released to the borrower on 04/15/2014.   A cease and desist was received on 07/XX/2013. The borrower was discharged from a chapter 7 bankruptcy on 03/XX/2011. There is no evidence of tax or title issues.

400013	1
It appears that the loan will perform. The loan is due for 05/15/2014; the most recent payment was received on 04/15/2014. The reason for default was cited as excessive obligations. A loss mitigation package was sent to the borrower on 09/17/2013; the package was received on 01/23/2014. The loan was modified on 03/XX/2014. The loan was in foreclosure, but was closed and billed on 03/XX/2014 when the loan modification and good faith payment were received. Commentary dated 08/01/2013 reflects a bankruptcy filed on 09/XX/2006 which was discharged on 08/XX/2010. An inspection was received on 03/11/2014 which revealed that the property is occupied. There is no indication of delinquent taxes or title issues and no reference to property condition.

400014	1
It appears that the loan will perform. The loan is due for 04/07/2014; most recent payment was received on 04/14/2014.  The reason for delinquency cited was excessive obligations. The check dated 09/12/2013 in the amount of $1306.20 was returned NSF/Stop payment in prior servicer's system. It is indicated on 04/11/2014 that the borrower will pay the 04/2014 and 05/2014 payments on the first week of May, curing the delinquency. There is evidence of loss mitigation efforts on the account.  A 24 month interest only loan modification was completed on 01/XX/2014 advancing the due date from 09/07/2013 to 02/07/2014.  There is evidence of a prior foreclosure action, the account was referred to counsel on 12/XX/2013 and placed on loss mitigation hold on 01/XX/2014; the foreclosure was closed and billed on 01/XX/2014, reason given was servicer in receipt of a signed modification.

400015	1
It appears this loan will perform. The loan is due for 11/01/2013; the last payment received was on 10/15/2013. The reason for default was not cited. The account is current. The borrower's account was previously modified through a HAMP modification on 02/XX/2013; changing the borrowers due date 03/01/2012 to 04/01/2013. The modification has improved the borrower's ability to make their monthly payments.

400016	1
It appears the loan may perform with intervention. The loan is due for 11/01/2013; last payment was received on 10/15/2013. There is no evidence of delinquency. The borrower expressed that they are experiencing a hardship due to high medical bills. The borrower inquired about a possible refinance or hardship assistance at this time. There is no further reference in the commentary provided in regards to a refinance or reviewing the account for other assistance.

400017	3	[3] Currently Delinquent Mortgage [3] Borrower in BK - no relief granted [2] Current Bankruptcy
It appears the loan will perform with intervention. The loan is next due for 03/01/2014; last payment was received on 02/17/2014. Reason for default is unknown. The account is in bankruptcy. The borrower filed a chapter 13 bankruptcy, case number XXX, on 01/XX/2012 and the proof of claim was filed on 04/XX/2012. As of the review date, the bankruptcy case remains active with no evidence of a motion for relief being granted. The Servicer has not been able to establish contact with the borrower. The borrower has not requested any loss mitigation assistance and there are no workout plans currently in process. The Servicer granted the borrower a non-HAMP loan modification on 08/XX/2008; the date the loan first went back into delinquency is unknown.